REMITLY GLOBAL, INC. 2021 EQUITY INCENTIVE PLAN 1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries, and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 28. 2. SHARES SUBJECT TO THE PLAN. 2.1. Number of Shares Available. Subject to Sections 2.5 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board is 25,000,000 Shares, plus (a) any reserved Shares not issued or subject to outstanding awards granted under the Company’s 2011 Equity Incentive Plan, as amended (the “Prior Plan”), that cease to be subject to such awards by forfeiture or otherwise after the Effective Date, (b) Shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited, (c) Shares issued under the Prior Plan that are repurchased by the Company at the original purchase price or are otherwise forfeited, and (d) Shares that are subject to stock options or other awards under the Prior Plan that are used to pay the exercise price of a stock option or withheld to satisfy the Tax-Related Items withholding obligations related to any award. 2.2. Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR, (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price, (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the exercise price of an Award or withheld to satisfy the Tax-Related Items withholding obligations related to an Award will become available for grant and issuance in connection with subsequent Awards under this Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 will not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof. Notwithstanding anything to the contrary herein, (i) each share (including, without limitation, each share of the Company’s Common Stock (the “Common Stock”)) that becomes available for grant and issuance pursuant to this Plan on or after the Effective Date by virtue of the operation of Section 2.1 or the first sentence of this Section 2.2 shall be counted as a share of Common Stock, regardless of the type or class of Company capital stock previously attributed to such share, and shall result in an equivalent number of shares of Common Stock becoming available for grant and issuance under this Plan in accordance with the terms of Sections 2.1 or 2.2 as applicable, (ii) all shares subject to Awards awarded on and after the Effective Date shall be shares of Common Stock, except to the extent Section 19 requires the issuance of, or conversion to, shares of Common Stock, and (iii) all shares reserved and available for grant and issuance pursuant to this Plan on and after the Effective Date shall be shares of Common Stock. The foregoing sentence does not alter awards outstanding under the Prior Plan with respect to Common Stock. 1 Exhibit 10.3

2.3. Minimum Share Reserve. At all times, the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan. 2.4. Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan will be increased on January 1st of each of 2022 through 2031, by the lesser of (a) five percent (5%) of the number of shares of all classes of the Company’s common stock issued and outstanding on each December 31 immediately prior to the date of increase or (b) such number of Shares determined by the Board. 2.5. Adjustment of Shares. If the number or class of outstanding Shares is changed by a stock dividend, extraordinary dividend or distribution (whether in cash, shares, or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off, or similar change in the capital structure of the Company, without consideration, then (a) the number and class of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, including Shares reserved under subclauses (a)-(e) of Section 21.1, (b) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, and (c) the number and class of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities or other laws, provided that fractions of a Share will not be issued. If, by reason of an adjustment pursuant to this Section 2.5, a Participant’s Award Agreement or other agreement related to any Award, or the Shares subject to such Award, covers additional or different shares of stock or securities, then such additional or different shares, and the Award Agreement or such other agreement in respect thereof, will be subject to all of the terms, conditions, and restrictions which were applicable to the Award or the Shares subject to such Award prior to such adjustment. 3. ELIGIBILITY. All Awards may be granted to Employees, Consultants, Directors, and Non-Employee Directors, provided that such Consultants, Directors, and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. 4. ADMINISTRATION. 4.1. Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms, and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board will establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to: (a) construe and interpret this Plan, any Award Agreement, and any other agreement or document executed pursuant to this Plan; (b) prescribe, amend, and rescind rules and regulations relating to this Plan or any Award; (c) select persons to receive Awards; (d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy withholding obligations for Tax-Related Items or any other tax liability legally due, and any 2 restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine; (e) determine the number of Shares or other consideration subject to Awards; (f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary; (g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary, or Affiliate; (h) grant waivers of Plan or Award conditions; (i) determine the vesting, exercisability, and payment of Awards; (j) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award or any Award Agreement; (k) determine whether an Award has been vested and/or earned; (l) determine the terms and conditions of, and to institute, any Exchange Program; (m) reduce, waive or modify any criteria with respect to Performance Factors; (n) adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events, or circumstances to avoid windfalls or hardships; (o) adopt terms and conditions, rules, and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside the United States, to facilitate the administration of the Plan in jurisdictions outside the United States, or to qualify Awards for special tax treatment under laws of jurisdictions other than the United States; (p) exercise discretion with respect to Performance Awards; (q) make all other determinations necessary or advisable for the administration of this Plan; and (r) delegate any of the foregoing to a subcommittee or to one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law. 4.2. Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee 3 will be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution will be final and binding on the Company and the Participant. 4.3. Section 16 of the Exchange Act. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). 4.4. Documentation. The Award Agreement for a given Award, the Plan, and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements. 4.5. Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to facilitate administration of the Plan and compliance with the laws and practices in other countries in which the Company and its Subsidiaries and Affiliates operate or have Employees or other individuals eligible for Awards, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Subsidiaries and Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals; (d) establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices, if necessary); and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or facilitate compliance with any local governmental regulatory exemptions or approvals, provided, however, that no action taken under this Section 4.5 will increase the Share limitations contained in Section 2.1 hereof. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law. 5. OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants, and Directors and will determine whether such Options will be Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this Section. 5.1. Option Grant. Each Option granted under this Plan will identify the Option as an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length, and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria. 5.2. Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement will be delivered to the Participant within a reasonable time after the granting of the Option. 4

5.3. Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option or as provided in the Plan. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. 5.4. Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted, provided that the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company. 5.5. Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third-party administrator), and (b) full payment for the Shares with respect to which the Option is exercised (together with amount sufficient to satisfy withholding obligations for Tax-Related Items). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.5 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. 5.6. Termination of Service. If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than ninety (90) calendar days after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, but in any event no later than the expiration date of the Options). (a) Death. If Participant’s Service terminates because of Participant’s death, then, with respect to any then unvested Option, the portion of such Option that is then unvested but would have vested within the three hundred sixty-five (365) calendar days following such death but for the termination of Participant’s termination, will accelerate and vest in full. If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within ninety (90) calendar days after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates (including as a result of the immediately preceding sentence) and must be exercised by the Participant’s legal representative, or authorized assignee, no later than three hundred sixty-five (365) calendar days after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options. 5

(b) Disability. If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than three hundred sixty-five (365) calendar days after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond (a) ninety (90) calendar days after the date Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code or (b) three hundred sixty-five (365) calendar days after the date Participant’s employment terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options. (c) Cause. Unless otherwise determined by the Committee, if the Participant’s Service terminates for Cause, then Participant’s Options (whether or not vested) will expire on the date of termination of Participant’s Service if the Committee has reasonably determined in good faith that such cessation of Services has resulted in connection with an act or failure to act constituting Cause (or such Participant’s Services could have been terminated for Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the time such Participant terminated Service), or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options. Unless otherwise provided in an employment agreement, Award Agreement, or other applicable agreement, Cause will have the meaning set forth in the Plan. 5.7. Modification, Extension or Renewal. The Committee may modify, extend, or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants, provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price. 6. RESTRICTED STOCK UNITS. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled by issuance of those Shares (which may consist of Restricted Stock) or in cash. All RSUs will be made pursuant to an Award Agreement. 6.1. Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU, (b) the time or times during which the RSU may be settled, (c) the consideration to be distributed on settlement, and (d) the effect of the Participant’s termination of Service on each RSU, provided that no RSU will have a term longer than ten (10) years. 6.2. Form and Timing of Settlement. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement or as provided in the Plan. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under an RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable. 6.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, if the Participant’s Service terminates for any reason other than the Participant’s death, 6 vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee). (a) Death. If the Participant’s Service terminates because of the Participant’s death, then with respect to any then unvested RSUs, the portion of such RSUs that is then unvested but would have vested within the three hundred sixty-five (365) calendar days following such death but for Participant’s termination of Service will accelerate and vest in full. 7. RESTRICTED STOCK AWARDS. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant, or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the Plan. 7.1. Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer to purchase such Restricted Stock Award will terminate, unless the Committee determines otherwise. 7.2. Purchase Price. The Purchase Price for Shares issued pursuant to a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company. 7.3. Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified period of Service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee will: (a) determine the nature, length, and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria. 7.4. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee). 8. STOCK BONUS AWARDS. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent, Subsidiary, or Affiliate. All Stock Bonus Awards will be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award. 8.1. Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions 7 may be based upon completion of a specified period of Service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award, the Committee will: (a) determine the restrictions to which the Stock Bonus Award is subject, including the nature, length, and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors, if any, to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria. 8.2. Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee. 8.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee). 9. STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash or Shares (which may consist of Restricted Stock) having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs will be made pursuant to an Award Agreement. 9.1. Terms of SARs. The Committee will determine the terms of each SAR, including, without limitation: (a) the number of Shares subject to the SAR, (b) the Exercise Price and the time or times during which the SAR may be exercised and settled, (c) the consideration to be distributed on exercise and settlement of the SAR, and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted and may not be less than Fair Market Value of the Shares on the date of grant. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length, and starting date of any Performance Period for each SAR; and (ii) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria. 9.2. Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement will set forth the expiration date, provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs. 9.3. Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair 8

Market Value of a Share on the date of exercise over the Exercise Price, by (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable. 9.4. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). 10. PERFORMANCE AWARDS. 10.1. Types of Performance Awards. A Performance Award is an award to an eligible Employee, Consultant, or Director that is based upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee, and may be settled in cash, Shares (which may consist of, without limitation, Restricted Stock), other property, or any combination thereof. Grants of Performance Awards will be made pursuant to an Award Agreement that cites Section 10 of the Plan. (a) Performance Shares. The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded, and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares will consist of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee will determine in its sole discretion. (b) Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded, and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units will consist of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. (c) Cash-Settled Performance Awards. The Committee may also grant cash-settled Performance Awards to Participants under the terms of this Plan. Such awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant performance period. 10.2. Terms of Performance Awards. The Committee will determine, and each Award Agreement will set forth, the terms of each Performance Award, including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares, (c) the Performance Factors and Performance Period that will determine the time and extent to which each award of Performance Shares will be settled, (d) the consideration to be distributed on settlement, and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period, the Committee will: (i) determine the nature, length, 9 and starting date of any Performance Period; (ii) select from among the Performance Factors to be used; and (iii) determine the number of Shares deemed subject to the award of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. Prior to settlement, the Committee will determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria. 10.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). 11. PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement): (a) by cancellation of indebtedness of the Company to the Participant; (b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled; (c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary; (d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan; (e) by any combination of the foregoing; or (f) by any other method of payment as is permitted by applicable law. The Committee may limit the availability of any method of payment, to the extent the Committee determines, in its discretion, such limitation is necessary or advisable to comply with applicable law or facilitate the administration of the Plan. 12. GRANTS TO NON-EMPLOYEE DIRECTORS. 12.1. General. Non-Employee Directors are eligible to receive any type of Award offered under this Plan. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board or made from time to time as determined in the discretion of the Board. No Non-Employee Director may receive Awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director, exceed Seven Hundred Fifty Thousand Dollars ($750,000) in value (as described below) in any calendar year; increased to One Million Dollars ($1,000,000) in value in the calendar year of his or her initial service as a Non-Employee Director. The value of Awards for purposes of complying with this maximum will be determined as follows: (a) for Options and SARs, grant date fair value will be calculated using the Company’s regular valuation methodology for determining the grant date fair value of Options for reporting purposes, and (b) for all other Awards other than Options and SARs, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per Share on the date of grant and the aggregate number 10 of Shares subject to the Award, or (ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of Shares subject to the Award as determined by the Committee. Awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was a Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 12.1. 12.2. Eligibility. Awards pursuant to this Section 12 will be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12. 12.3. Vesting, Exercisability, and Settlement. Except as set forth in Section 21, Awards will vest, become exercisable, and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted. 12.4. Election to Receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, if permitted, and as determined, by the Committee. Such Awards will be issued under the Plan. An election under this Section 12.4 will be filed with the Company on the form prescribed by the Company. 13. WITHHOLDING TAXES. 13.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or any other tax withholding event occurs in relation to an Award, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary, or Affiliate, as applicable, to which the Participant provides services an amount sufficient to satisfy any U.S. federal, state, and local, and non-U.S. income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items (the “Tax-Related Items”) applicable to the Participant as a result of participating in the Plan. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payments will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items. Unless otherwise determined by the Committee or required by applicable laws, the Fair Market Value of the Shares will be determined as of the date that the Tax-Related Items are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day. 13.2. Stock Withholding. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such Tax Related Items legally due from the Participant, in whole or in part, by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value sufficient to cover the Tax-Related Items to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value sufficient to cover the Tax-Related Items to be withheld, or (d) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws. 14. TRANSFERABILITY. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by 11 the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards will be exercisable: (a) during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c)by a Permitted Transferee. 15. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES. 15.1. Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights will be subject to the same vesting or performance conditions as the underlying Award. In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement will be deemed to have been reinvested in additional Shares or otherwise reinvested. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split, or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to such stock dividends or stock distributions with respect to Unvested Shares, and any such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. The Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant will be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares underlying an Award during the period beginning on the date the Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which it is forfeited provided, that no Dividend Equivalent Right will be paid with respect to the Unvested Shares, and such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. Such Dividend Equivalent Rights, if any, will be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares. 15.2. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be. 16. CERTIFICATES. All Shares or other securities, whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends, and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state, or foreign securities law, or any rules, regulations, and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted, and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject. 17. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock 12 powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note, provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid. 18. REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval, the Committee may (a) reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (b) with the consent of the respective Participants (unless not required pursuant to Section 5.7 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards. 19. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control and other laws, rules, and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and/or (b) completion of any registration or other qualification of such Shares under any state, federal, or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification, or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange, or automated quotation system, and the Company will have no liability for any inability or failure to do so. 20. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary, or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary, or Affiliate to terminate Participant’s employment or other relationship at any time. 21. CORPORATE TRANSACTIONS. 21.1. Assumption or Replacement of Awards by Successor. In the event that the Company is subject to a Corporate Transaction, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Corporate Transaction, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Corporate Transaction: 13

(a) The continuation of an outstanding Award by the Company (if the Company is the successor entity). (b) The assumption of an outstanding Award by the successor or acquiring entity (if any) of such Corporate Transaction (or by its parents, if any), which assumption will be binding on all selected Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable. (c) The substitution by the successor or acquiring entity in such Corporate Transaction (or by its parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable). (d) The full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding Award and lapse of the Company’s right to repurchase or reacquire shares acquired under an Award or lapse of forfeiture rights with respect to shares acquired under an Award. (e) The settlement of the full value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a fair market value equal to the required amount, followed by the cancellation of such Awards; provided however, that such Award may be cancelled if such Award has no value, as determined by the Committee, in its discretion. Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 21.1(e), the fair market value of any security shall be determined without regard to any vesting conditions that may apply to such security. The Board shall have full power and authority to assign the Company’s right to repurchase or reacquire or forfeiture rights to such successor or acquiring corporation. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then all such Awards shall become vested and, if applicable, exercisable, and the Company’s right to repurchase or reacquire shares under each such Award shall lapse, in each case, at a time to be determined by the Committee. Further, the Committee will notify each Participant in writing or electronically that such Participant’s Award will, if exercisable, be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction and treatment may vary from Award to Award and/or from Participant to Participant. 21.2. Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of 14 this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards will not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year. 21.3. Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines. 22. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. 23. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of laws rules). 24. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan, provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval, provided further that a Participant’s Award will be governed by the version of this Plan then in effect at the time such Award was granted. No termination or amendment of the Plan will affect any then-outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan or any outstanding Award may adversely affect any then-outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law, regulation, or rule. 25. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases. 26. INSIDER TRADING POLICY. Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers, and/or Directors of the Company, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject. 27. ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY. All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to officers, Employees, Directors, or other service providers of the Company, and in addition to any other remedies available 15 under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards. 28. DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings: 28.1. “Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls, or is under common control with, the Company, and (b) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing. 28.2. “Award” means any award under the Plan, including any Option, Performance Award, Cash Award, Restricted Stock, Stock Bonus, Stock Appreciation Right, or Restricted Stock Unit. 28.3. “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan. 28.4. “Board” means the Board of Directors of the Company. 28.5. “Cause” means a determination by the Company that the Participant has committed an act or acts constituting any of the following: (i) dishonesty, fraud, misconduct or negligence in connection with Participant’s duties to the Company, (ii) unauthorized disclosure or use of the Company’s confidential or proprietary information, (iii) misappropriation of a business opportunity of the Company, (iv) materially aiding Company competitor, (v) a felony (or crime of similar magnitude under non-U.S. laws) conviction, (vi) failure or refusal to attend to the duties or obligations of the Participant’s position, (vii) violation or breach of, or failure to comply with, the Company’s code of ethics or conduct, any of the Company’s rules, policies or procedures applicable to the Participant or any agreement in effect between the Company and the Participant or (viii) other conduct by such Participant that could be expected to be harmful to the business, interests or reputation of the Company; provided that as to sub-subsections (vi) and (viii) of this definition, the Company shall provide the Participant with written notice of such act(s) within 30 days of occurrence or reasonable discovery thereof and of the Company’s intention to terminate the Participant’s employment for Cause, which notice shall provide the Participant with 30 days to cure such conditions to the satisfaction of the Company and require the Participant to provide written notice to the Company of such efforts to cure. The determination as to whether Cause for a Participant’s termination exists will be made in good faith by the Company and will be final and binding on the Participant. This definition does not in any way limit the Company’s or any Parent’s or Subsidiary’s ability to terminate a Participant’s employment or services at any time as provided in Section 20 above. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement, Award Agreement, or other applicable agreement with any Participant, provided that such document supersedes the definition provided in this Section 28.5. 28.6. “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. 28.7. “Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law. 28.8. “Common Stock” means the common stock of the Company. 16

28.9. “Company” means Remitly Global, Inc., a Delaware corporation, or any successor corporation. 28.10. “Consultant” means any natural person, including an advisor or independent contractor, -providing services as a consultant or advisor to the Company or a Parent, Subsidiary, or Affiliate. 28.11. “Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities, provided, however, that for purposes of this subclause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of capital stock of the Company), or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time. 28.12. “Director” means a member of the Board. 28.13. “Disability” means, in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and, in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. 28.14. “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant 17 in an amount equal to the cash, stock, or other property dividends in amounts equal equivalent to cash, stock, or other property dividends for each Share represented by an Award held by such Participant. 28.15. “Effective Date” means the day immediately prior to the Company’s IPO Registration Date, subject to approval of the Plan by the Company’s stockholders. 28.16. “Employee” means any person, including officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary, or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company. 28.17. “Exchange Act” means the United States Securities Exchange Act of 1934, as amended. 28.18. “Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, cancelled, or exchanged for cash, the same type of Award, or a different Award (or combination thereof); or (b) the exercise price of an outstanding Award is increased or reduced. 28.19. “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and, with respect to a SAR, the price at which the SAR is granted to the holder thereof. 28.20. “Fair Market Value” means, as of any date, the value of a Share, determined as follows: (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable; (b) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; (c) in the case of an Option or SAR grant made on the IPO Registration Date, the price per share at which Shares are initially offered for sale to the public by the Company’s underwriters in the initial public offering of Shares as set forth in the Company’s final prospectus included within the registration statement on Form S-1 filed with the SEC under the Securities Act; (d) in the case of an RSU release, the price per share of such Common Stock at the closing price on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable on the day prior to the scheduled release date; or (e) by the Board or the Committee in good faith. 28.21. “Insider” means an officer or Director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act. 28.22. “IPO Registration Date” means the date on which the Company’s registration statement on Form S-1 in connection with its initial public offering of common stock is declared effective by the SEC under the Securities Act. 18

28.23. “IRS” means the United States Internal Revenue Service. 28.24. “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent, Subsidiary, or Affiliate. 28.25. “Option” means an award of an option to purchase Shares pursuant to Section 5. 28.26. “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. 28.27. “Participant” means a person who holds an Award under this Plan. 28.28. “Performance Award” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee. 28.29. “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement from among the following measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied: (a) profit before tax; (b) billings; (c) revenue; (d) net revenue; (e) earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation, and amortization); (f) operating income; (g) operating margin; (h) operating profit; (i) controllable operating profit or net operating profit; (j) net profit; (k) gross margin; (l) operating expenses or operating expenses as a percentage of revenue; (m) net income; 19

(n) earnings per share; (o) total stockholder return; (p) market share; (q) return on assets or net assets; (r) the Company’s stock price; (s) growth in stockholder value relative to a predetermined index; (t) return on equity; (u) return on invested capital; (v) cash flow (including free cash flow or operating cash flows); (w) cash conversion cycle; (x) economic value added; (y) individual confidential business objectives; (z) contract awards or backlog; (aa) overhead or other expense reduction; (bb) credit rating; (cc) strategic plan development and implementation; (dd) succession plan development and implementation; (ee) improvement in workforce diversity; (ff) customer indicators and/or satisfaction; (gg) new product invention or innovation; (hh) attainment of research and development milestones; (ii) improvements in productivity; (jj) bookings; (kk) attainment of objective operating goals and employee metrics; (ll) sales; (mm) expenses; 20

(nn) balance of cash, cash equivalents, and marketable securities; (oo) completion of an identified special project; (pp) completion of a joint venture or other corporate transaction; (qq) employee satisfaction and/or retention; (rr) research and development expenses; (ss) working capital targets and changes in working capital; and (tt) any other metric that is capable of measurement as determined by the Committee. 1. The Committee may provide for one or more equitable adjustments to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant, such as but not limited to, adjustments in recognition of unusual or nonrecurring items such as acquisition-related activities or changes in applicable accounting rules. It is within the sole discretion of the Committee to make or not make any such equitable adjustments. 28.30. “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award. 28.31. “Performance Share” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee. 28.32. “Performance Unit” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee. 28.33. “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests. 28.34. “Plan” means this Remitly Global, Inc. 2021 Equity Incentive Plan. 28.35. “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR. 28.36. “Restricted Stock Award” means an Award as defined in Section 6 and granted under the Plan, or issued pursuant to the early exercise of an Option. 21

28.37. “Restricted Stock Unit” means an Award as defined in Section 6 and granted under the Plan. 28.38. “SEC” means the United States Securities and Exchange Commission. 28.39. “Securities Act” means the United States Securities Act of 1933, as amended. 28.40. “Service” means service as an Employee, Consultant, Director, or Non-Employee Director, to the Company or a Parent, Subsidiary, or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of any leave of absence approved by the Company. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification to vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military or other protected leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company-approved leave of absence and, upon a Participant’s returning from military leave, he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide Service throughout the leave on the same terms as he or she was providing Service immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided, however, that a change in status between an Employee, Consultant, Director or Non-Employee Director shall not terminate the Participant’s Service, unless determined by the Committee, in its discretion or to the extent set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service. 28.41. “Shares” means shares of the Common Stock and the common stock of any successor entity of the Company. 28.42. “Stock Appreciation Right” means an Award defined in Section 9 and granted under the Plan. 28.43. “Stock Bonus” means an Award defined in Section 8 and granted under the Plan. 28.44. “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. 28.45. “Treasury Regulations” means regulations promulgated by the United States Treasury Department. 28.46. “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto). 22

REMITLY GLOBAL, INC. 2022 EQUITY INCENTIVE PLAN GLOBAL STOCK OPTION AGREEMENT (Early Exercisable) This Global Stock Option Agreement, including any special terms and conditions for Participant’s located outside the U.S. set forth in the addendum attached hereto (the “Addendum” and collectively with this Global Stock Option Agreement, the “Agreement”)is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Remitly Global, Inc., a Delaware corporation (the “Company”), and the participant named below (the “Participant”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s 2021 Equity Incentive Plan, as amended (the “Plan”). Participant’s Name Total Option Shares Exercise Price Per Share Date of Grant Vesting Commencement Date Expiration Date ###PARTICIPANT_ NAME### ###TOTAL_ AWARDS## # ###GRAN T_PRICE# ## ###GRANT_D ATE### ###ALTERNATI VE_VEST_BAS E_DATE### ###EXPIRY _DATE### Type of Stock Option: ###DICTIONARY_AWARD_NAME### 1. GRANT OF OPTION. The Company hereby grants to Participant an option (this “Option”) to purchase the total number of shares of Common Stock, $0.0001 par value per share, of the Company set forth above as Total Option Shares (the “Shares”) at the Exercise Price Per Share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code, except that if on the Date of Grant the Participant is not subject to U.S. income tax, then this Option shall be a NQSO. This Option is not transferable. 2. EXERCISE PERIOD. 2.1 Vesting Schedule. Shares that are vested pursuant to the schedule set forth in this Section 2 are “Vested Shares.” Shares that are not vested pursuant to such schedule are “Unvested Shares.” As long as Participant provides continuous services to the Company or a Subsidiary or Parent of the Company, the Shares will vest according to the following schedule: ###VEST_SCHEDULE_DESCRIPTION### If application of the vesting schedule above causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month the full remainder of the Shares shall become Vested Shares. Unvested Shares may not be sold or otherwise transferred by Participant without the Company’s prior written consent. 2.2 Early Exercise. On and following the one-year anniversary of your hire date, this Option is exercisable with respect to any Vested Shares and Unvested Shares as of such Date of Grant. The Unvested Shares issued upon exercise of the Option will, however, be subject to a Repurchase Option set forth in Section 6 of the Exercise Agreement containing a repurchase right on Unvested 29016/00600/DOCS/4104473.1 #95867198v2

Shares. The Option shall not be exercisable as to Unvested Shares after the Termination Date and shall expire on the Expiration Date set forth above or earlier as provided in Section 4 below in accordance with Section 4.6 of the Plan. 3. MANNER OF EXERCISE. To exercise this Option, Participant (or in the case of exercise after Participant’s death or incapacity, Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee from time to time. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant. The Option may not be exercised unless such exercise is in compliance with all applicable securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable. 4. TERMINATION. 4.1 Termination for Any Reason except Death, Disability or Cause. If Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date. 4.2 Termination Because of Death or Disability. If Participant is Terminated because of Participant’s death, then, with respect to any then unvested Option, the portion of such Option that is then unvested but would have vested within the twelve (12) month period following such death but for Participant’s Termination, will accelerate and vest in full. If Participant is Terminated because of Participant’s death or Disability (or Participant dies within three (3) months after Termination when Termination is for any reason other than Participant’s Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date (including as a result of the immediately preceding sentence) may be exercised by Participant (or Participant’s legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (b) twelve (12) months after the Termination Date when the termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, will be deemed to be the exercise of an NQSO. 4.3 Termination for Cause. If the Participant is terminated for Cause, Participant’s Options shall expire on the Termination Date, or at such later time and on such conditions as are determined by the Committee. 5. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan, this Agreement and the Exercise Agreement are intended to comply with all applicable U.S. or non-U.S. state, local or federal securities, exchange control laws, including, but not limited to, Section 25102(o) of the California Corporations Code, and any regulations relating thereto. Participant understands that the Company is under no obligation to register or qualify the Common Stock with the U.S. Securities and Exchange Commission or any state or non U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Any provision of this Agreement or the Exercise Agreement that is inconsistent with any applicable U.S. or non-U.S. state, local and federal securities or other laws applicable to the issuance of Shares, including Section 25102(o) of the California 6732632-v4\GESDMS #95867198v2

Corporations Code, or any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply therewith. 6. ADDENDUM. Notwithstanding any provisions in this Global Stock Option Agreement, if Participant resides in a country outside the United States or is otherwise subject to the laws of a country other than the United States, the Option shall be subject to any general terms and conditions for non-U.S. Participants and any special terms and conditions for Participant’s country set forth in the Addendum attached hereto. Moreover, if Participant relocates out of the United States or between countries outside the United States, the general additional terms and conditions and the country-specific terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Agreement. 7. IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares acquired upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 8. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement, the Exercise Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. 9. SEVERABILITY. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 10. WAIVER. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other Participant. 11. GOVERNING LAW AND VENUE. The Option and the provisions of this Agreement will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, United States, without giving effect to that body of laws pertaining to conflicts of laws. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction and venue of the state and federal courts located in King County, Washington, United States. 12. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan, this Agreement and the Exercise Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of therein. The Exercise Price has been determined by the Committee based upon the best evidence available to the Committee and is intended to equal the Fair Market Value of the Shares as of the date of grant, or in some cases 110% of Fair Market Value, as required by the Code. However, the tax treatment of this Option is not guaranteed. Neither the Company, the Committee nor any of their designees shall be liable for any taxes, penalties or other monetary amounts owed by any Participant, employee, beneficiary or other person as a result of the grant, amendment, modification, exercise and/or payment of, or under, any Award, notwithstanding any challenge made to the determination of Fair Market Value by any taxing authority. By accepting this Option either by signing below or in accordance with the Company’s electronic acceptance procedures, Participant acknowledges and agrees to the foregoing. Participant acknowledges that there may be 6732632-v4\GESDMS #95867198v2 adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition. 13. EXECUTION. This Agreement and the Exercise Agreement may be entered into in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. This Agreement and the Exercise Agreement may be executed and delivered by facsimile and, upon such delivery, the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party. IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Participant has executed this Agreement, effective as of the Date of Grant. REMITLY GLOBAL, INC. PARTICIPANT By: ###ACCEPTANCE_DATE### Matthew B. Oppenheimer, President ###PARTICIPANT_NAME### 6732632-v4\GESDMS #95867198v2

ADDENDUM REMITLY GLOBAL, INC. 2022 EQUITY INCENTIVE PLAN GLOBAL STOCK OPTION AGREEMENT Terms and Conditions This Addendum includes special terms and conditions that govern Participant’s Option if Participant resides and/or works outside the United States, as well as country-specific terms and conditions if Participant resides and/or works in one of the countries listed below. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant transfers to another country after the grant of the Option, the Company shall, in its discretion, determine to what extent the special terms and conditions contained herein shall be applicable to Participant. Notifications This Addendum also includes information regarding securities, exchange control, tax and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of October 2020. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information contained herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant exercises the Option or at the time Participant sells the Shares acquired upon the exercise of the Option. In addition, the information is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result; therefore, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s individual situation. If Participant is a citizen or resident (or is considered as such for local tax purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant transfers to another country after the grant of the Option, the notifications contained herein may not be applicable to Participant in the same manner. 6732632-v4\GESDMS #95867198v2

GENERAL TERMS AND CONDITIONS FOR PARTICIPANTS OUTSIDE THE U.S. 1. TERMINATION DATE. For purposes of the Option, Participant’s service relationship will be considered terminated as of the date Participant is no longer actively providing services to the Company or one of its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where Participant is employed or otherwise rendering services or the terms of Participant’s employment or other service agreement, if any). Unless otherwise determined by the Company, Participant’s right to vest in the Option under the Plan, if any, will terminate as of such date, and the period (if any) during which Participant may exercise the Option after termination of Participant’s service relationship will commence on such date (the “Termination Date”). The Termination Date will not be extended by any notice period (e.g., Participant’s period of service will not include any contractual notice period or any period of “garden leave” or similar period mandated under employment or other laws in the jurisdiction where Participant is employed or otherwise rendering services or the terms of Participant’s employment or other service agreement, if any). The Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of his or her Option grant (including whether Participant may still be considered to be providing services while on a leave of absence). Any portion of the Option that is not vested and exercisable on the Termination Date shall terminate immediately and be null and void. 2. RESPONSIBILITY FOR TAXES. 2.1 Tax-Related Items. Participant acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary for which Participant provides services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld, if any, by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired upon the exercise of the Option and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. 2.2 Withholding. Prior to the relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from Participant’s wages or other compensation payable to Participant by the Company or the Service Recipient, (ii) withholding from proceeds of the sale of Shares acquired upon the exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization without further consent), (iii) withholding from the Shares otherwise issuable at exercise of the Option, or (iv) any method determined by the Committee to 6732632-v4\GESDMS #95867198v2 be in compliance with applicable laws. The Company and/or Service Recipient may withhold or account for Tax-Related Items by considering minimum withholding rates or other applicable withholding rates, including maximum rates applicable in Participant’s jurisdiction. In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares), or if not refunded, Participant may seek a refund from local tax authorities. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Service Recipient. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the exercised Stock Option, notwithstanding that a number of Shares is held back solely for the purpose of paying the Tax Related Items. Finally, Participant agrees to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the underlying Shares or the proceeds from the sale of the Shares acquired upon exercise of the Option, if Participant fails to comply with his or her obligations in connection with the Tax Related Items. 3. NATURE OF GRANT. In accepting the Option, Participant acknowledges, understands and agrees that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted under the Plan; (b) the grant of the Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past; (c) all decisions with respect to future stock options or other grants, if any, will be at the sole discretion of the Company; (d) the grant of the Option and Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming a service relationship with the Company and shall not interfere with the ability of the Service Recipient to terminate Participant’s service relationship (if any); (e) Participant is voluntarily participating in the Plan; (f) the Options and any Shares acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation; (g) the Option and any Shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments; (h) the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty; (i) if the Shares underlying the Option do not increase in value, the Option will have no value; (j) if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease, even below the Exercise Price; (k) no claim or entitlement to compensation or damages shall arise from the forfeiture of the Option resulting from the termination of Participant’s service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where Participant is employed or otherwise rendering services or the terms of Participant’s employment or other service agreement, if any); (l) unless otherwise agreed with the Company in writing, the Option and any Shares acquired under the Plan, and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of any Subsidiary; (m) unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Common Stock; and (n) neither the Company, the Service Recipient nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of Shares acquired upon exercise. 6732632-v4\GESDMS #95867198v2

4. NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of Shares acquired upon exercise. Participant understands and agrees that Participant should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. 5. DATA PRIVACY. In order to participate in the Plan, Participant will need to review the information provided in this Section 5 and, where applicable, declare consent to the processing and/or transfer of personal data as described herein. 5.1 Data Collection and Usage. The Company collects, processes and uses personal data about Participant, including but not limited to, Participant’s name, home address, email address and telephone number, date of birth, social insurance number, passport number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, which the Company receives from Participant or the Service Recipient (“Personal Data”). In order for Participant to participate in the Plan, the Company will collect Personal Data for purposes of allocating Shares and implementing, administering and managing the Plan. If Participant is based in the United Kingdom, the EU or EEA, the Company’s legal basis for the processing of Personal Data is the necessity of the processing for the Company's performance of its obligations under the Plan and, where applicable, the Company’s legitimate interest of complying with contractual or statutory obligations to which it is subject. If Participant is based in any other jurisdiction, the Company’s legal basis for the processing of Personal Data is Participant’s consent, as further described below. 5.2 Stock Plan Administration and Service Providers. The Company may transfer Personal Data to Solium Plan Managers, Inc. (“Service Provider”), an independent service provider with operations, relevant to the Company, in Canada and the U.S., which is assisting the Company with the implementation, administration and management of the Plan. Service Provider may open an account for Participant to receive and trade Shares. Participant may be asked to acknowledge, or agree to, separate terms and data processing practices with Service Provider, with such agreement being a condition to the ability to participate in the Plan. 5.3 International Data Transfers. Personal Data will be transferred from Participant’s country to the U.S., where the Company and its service providers are based. Participant understands and acknowledges that the U.S. might have enacted data privacy laws that are less protective or otherwise different from those applicable in Participant’s country of residence. If Participant is based in the UK/EU/EEA, the onward transfer of Personal Data by the Company to Service Provider will be based on consent and/or applicable data protection laws. Participant may request a copy of such appropriate safeguards at privacy@remitly.com. If Participant is based in any other jurisdiction, the Company’s legal basis for the transfer of the Personal Data to the U.S. is Participant’s consent, as further described below. 5.4 Data Retention. The Company will use Personal Data only as long as necessary to implement, administer and manage Participant’s participation in the Plan or as required 6732632-v4\GESDMS #95867198v2 to comply with legal or regulatory obligations, including, without limitation, under tax and securities laws. When the Company no longer needs Personal Data for any of the above purposes, the Company will cease to use Personal Data for this purpose. If the Company keeps Personal Data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if Participant is in the UK/EU/EEA) and/or Participant’s consent (if Participant is outside the UK/EU/EEA). 5.5 Data Subject Rights. Participant understands that Participant may have a number of rights under data privacy laws in Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where Participant is based, such rights may include the right to (i) request access to, or copies of, Personal Data processed by the Company, (ii) rectification of incorrect Personal Data, (iii) deletion of Personal Data, (iv) restrictions on the processing of Personal Data, (v) object to the processing of Personal Data for legitimate interests, (vi) portability of Personal Data, (vii) lodge complaints with competent authorities in Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Personal Data. To receive clarification regarding these rights or to exercise these rights, Participant can contact privacy@remitly.com. 5.6 Necessary Disclosure of Personal Data. Participant understands that providing the Company with Personal Data is necessary for the performance of Participant’s participation in the Plan and that Participant’s refusal to provide Personal Data would make it impossible for the Company to perform its contractual obligations and may affect Participant’s ability to participate in the Plan. 5.7 Voluntariness and Consequences of Consent Denial or Withdrawal. If Participant is located in a jurisdiction outside the UK/EU/EEA, Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s Personal Data, as described above and in any other grant materials, by and among, as applicable, the Service Recipient, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s human resources representative. If Participant does not consent or later seeks to revoke Participant’s consent, Participant’s employment status or service with the Service Recipient will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant the options or other equity awards to Participant or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, Participant should contact Participant’s local human resources representative. Declaration of Consent. If Participant is based outside of the UK/EU/EEA, by accepting the Options and indicating consent by signing the Agreement or through the Company’s online acceptance procedure, Participant explicitly declares his or her consent to the entirety of the Personal Data processing operations described above including, without limitation, the onward transfer of Data by the Company to the Service Provider or, as the case may be, a different service provider of the Company in the U.S. 6. INSIDER TRADING RESTRICTIONS/MARKET ABUSE LAWS. Participant understands that he or she may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including but not limited to the United States, Participant’s country, the Service Provider’s country and the country or country in which the Shares may be listed, which may affect Participant’s ability, directly or indirectly, to purchase or sell or attempt to sell or otherwise dispose of 6732632-v4\GESDMS #95867198v2

Shares, rights to Shares (this Option), or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdiction(s)). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before possessing the inside information. Furthermore, Participant understands that he or she may be prohibited from (i) disclosing the inside information to any third party, including fellow employees and (ii) “tipping” third parties by sharing with them Company inside information, or otherwise causing third parties to buy or sell Company securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. It is Participant’s responsibility to comply with any applicable restrictions and Participant should consult with his or her personal legal advisor on this matter. 7. FOREIGN ASSET/ACCOUNT REPORTING REQUIREMENTS. Participant acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect Participant’s ability to acquire or hold Shares or cash received from participating in the Plan (including from any dividends paid on Shares) in a brokerage or bank account outside Participant’s country. Participant may be required to report such accounts, assets, or related transactions to the tax or other authorities in Participant’s country. Participant may also be required to repatriate sale proceeds or other funds received as a result of Participant’s participation in the Plan to Participant’s country within a certain time after receipt. Participant acknowledges that it is Participant’s responsibility to comply with such regulations and that Participant should speak with a personal legal advisor on this matter. 8. LANGUAGE. Participant acknowledges that he or she is sufficiently proficient in English or has consulted with an advisor who is sufficiently proficient in English so as to allow Participant to understand the terms and conditions of this Agreement. If Participant has received this Agreement or any other document(s) related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control. 6732632-v4\GESDMS #95867198v2

COUNTRY-SPECIFIC PROVISIONS FRANCE Terms and Conditions Language Consent. By accepting the Option, Participant confirms having read and understood the Plan and Agreement which were provided in the English language. Participant accepts the terms of these documents accordingly. Consentement Relatif à la Langue Utilisée. En acceptant l’attribution, le Participante confirme avoir lu et compris le Plan et le Contrat, qui ont été communiqués en langue anglaise. Le Participante accepte les termes de ces documents en connaissance de cause. Notifications Non-qualified Option. The Option is not intended to qualify for special tax or social security treatment in France. Foreign Asset/Account Reporting Information. If Participant maintains a foreign bank account or holds Shares outside of France, Participant is required to report such to the French tax authorities when filing Participant’s annual tax return. GERMANY Notifications Exchange Control Information. Cross-border payments in excess of EUR 12,500 must be reported monthly to the German Federal Bank. If Participant receives or makes a payment in excess of this amount, Participant is responsible for electronically reporting to the German Federal Bank by the fifth day of the month following the month in which the payment occurs. The form of report (Allgemeines Meldeportal Statistik) can be accessed via the German Federal Bank’s website (www.bundesbank.de) and is available in both German and English. Foreign Asset/Account Reporting Information. If the acquisition of Shares under the Plan leads to a so-called qualified participation at any point during the calendar year, Participant will need to report the acquisition when Participant files Participant’s tax return for the relevant year. A qualified participation is attained if (i) the value of the Shares acquired exceeds EUR 150,000 or (ii) in the unlikely event Participant holds Shares exceeding 10% of the Company’s total Common Stock. IRELAND Notifications Director Notification Obligation. If Participant is a director, shadow director1 or secretary of an Irish Subsidiary, Participant must notify the Irish Subsidiary in writing when receiving or disposing of an 1 A shadow director is an individual who is not on the board of directors of the Irish Subsidiary but who has sufficient control so that the board of directors of the Irish Subsidiary acts in accordance with the directions or instructions of the individual. 6732632-v4\GESDMS #95867198v2 interest in the Company (e.g., Options, Shares, etc.), or becoming aware of the event giving rise to the notification requirement, or becoming a director, shadow director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or minor child (whose interests will be attributed to the director, shadow director or secretary, as the case may be). The above notification requirement will not apply where Options or Shares (or interests in Options or Shares) held by a director, shadow director or secretary (and their spouse and children) are in aggregate one percent (1%) or less in the share capital of the Company, or where the Options or Shares do not carry a right to vote at general meetings (save a right to vote in specified circumstances), as de minimis interests are exempt. NICARAGUA There are no country-specific provisions. PHILIPPINES Terms and Conditions Exercise Conditioned on Satisfaction of Regulatory Obligations. Exercise of the Option is conditioned upon the Company determining that an exemption exists or the Company securing and maintaining all necessary approvals from the Philippines Securities and Exchange Commission to permit the operation of the Plan in the Philippines, as determined by the Company in its sole discretion. If or to the extent the Company is unable to determine that a satisfactory exemption applies or the Company is unable to secure and maintain all necessary approvals, no Shares subject to the Options for which an exemption cannot be obtained or a registration cannot be completed or maintained shall be issued. In this case, the Company retains the discretion to settle any Options in cash in an amount equal to the fair market value of the Shares subject to the Options less the aggregate Exercise Price and any Tax-Related Items. Notifications Securities Law Information. The risks of participating in the Plan include (without limitation), the risk of fluctuation in the price of the Shares and the risk of currency fluctuations between the U.S. Dollar and Participant’s local currency. The value of any Shares Participant may acquire under the Plan may decrease below the value of the Shares at exercise (on which Participant is required to pay taxes) and fluctuations in foreign exchange rates between Participant’s local currency and the U.S. Dollar may affect the value of any amounts due to Participant pursuant to the subsequent sale of any Shares acquired upon exercise of the Option. The Company is not making any representations, projections or assurances about the value of the Shares now or in the future. Participant is permitted to sell Shares acquired under the Plan through a designated Plan broker appointed by the Company, if any, (or such other broker to whom Participant may transfer the Shares), provided that such sale takes place outside of the Philippines. SINGAPORE Terms and Conditions 6732632-v4\GESDMS #95867198v2

Restriction on Sale of Shares of Common Stock. To the extent the Option vests within six months of the Date of Grant, Participant may not dispose of the Shares acquired pursuant to the exercise of the Option, or otherwise offer the Shares in Singapore, prior to the six-month anniversary of the Date of Grant, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”) and in accordance with the conditions of any other applicable provision of the SFA. Notifications Securities Law Information. The Option is being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA, is exempt from the prospectus and registration requirements under the SFA and is not made with a view to the Option or the underlying Shares being subsequently offered for sale to any other party. The Plan has not been, and will not be, lodged or registered as a prospectus with the Monetary Authority of Singapore. Director Notification Obligation. If Participant is a director, associate director or shadow director2 of a Singapore Subsidiary, Participant must notify the Singapore Subsidiary in writing of an interest (e.g., Option, Shares, etc.) in the Company or any Subsidiary within two business days of (i) acquiring or disposing of such interest, (ii) any change in a previously disclosed interest (e.g., sale of Shares), or (iii) becoming a director, associate director or shadow director. SPAIN Terms and Conditions Nature of Grant. The following provisions supplement Sections 1 and 3 of this Addendum. In accepting the Option, Participant consents to participate in the Plan and acknowledges having received and read a copy of the Plan. Participant understands that the Company has unilaterally, gratuitously and in its sole discretion decided to grant the Option under the Plan to individuals who may be employees of the Company or a Subsidiary throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or any Subsidiary over and above the specific terms of the Plan and the Agreement. Consequently, Participant understands that the Option is granted on the assumption and condition that such Option and any Shares acquired upon exercise of the Option shall not become a part of any employment contract (either with the Company or any Subsidiary) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, Participant understands that the Option would not be granted but for the assumptions and conditions referred to above; thus, Participant acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of the Option shall be null and void. Further, the grant of the Option is expressly conditioned on Participant’s continued and active service relationship, such that if Participant’s service relationship terminates for any reason whatsoever, the 2 A shadow director is an individual who is not on the board of directors of the Singapore Subsidiary but who has sufficient control so that the board of directors of the Singapore Subsidiary acts in accordance with the directions or instructions of the individual. 6732632-v4\GESDMS #95867198v2

Option ceases vesting immediately, effective on the Termination Date. This will be the case, for example, even if (a) Participant is considered to be unfairly dismissed without good cause (i.e., subject to a “despido improcedente”); (b) Participant is dismissed for disciplinary or objective reasons or due to a collective dismissal; (c) Participant terminates his or her service relationship due to a change of work location, duties or any other employment or contractual condition; (d) Participant terminates Participant’s service relationship due to a unilateral breach of contract by the Company or the Service Recipient; or (e) Participant’s service relationship terminates for any other reason whatsoever. Consequently, upon termination of Participant’s service relationship for any of the above reasons, Participant automatically loses any rights to the Option that were not vested on the Termination Date, as described in the Agreement and the Plan. Notifications Securities Law Information. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the offer of the Option. The Agreement has not been nor will be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus. Exchange Control Information. Participant is required to electronically declare to the Bank of Spain any security accounts (including brokerage accounts held abroad), as well as the securities (including Shares acquired under the Plan) held in such accounts if the value of the transactions for all such accounts during the prior year or the balances of such accounts as of December 31 of the prior year exceeds EUR 1 million. Different thresholds and deadlines to file this declaration apply. However, if neither such transactions during the immediately preceding year nor the balances / positions as of December 31 exceed EUR 1 million, no such declaration must be filed unless expressly required by the Bank of Spain. If any of such thresholds were exceeded during the current year, Participant may be required to file the relevant declaration corresponding to the prior year, however, a summarized form of declaration may be available. Additionally, the acquisition of Shares under the Plan must be declared for statistical purposes to the Direccion General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy, Industry and Competitiveness. Generally, the declaration must be filed in January for shares (and any other securities) owned as of December 31 of each year; however, if the value of the Shares acquired or the amount of the sale proceeds Participant realizes from the sale of Shares exceeds a certain threshold, the declaration must be filed within one month of the acquisition or sale, as applicable. Foreign Asset/Account Reporting Information. To the extent Participant holds Shares or has bank accounts outside of Spain with a value in excess of EUR 50,000 (for each type of asset category) as of December 31, Participant will be required to report information on such assets on his or her tax return Form 720 for such year with severe penalties in the event of non-compliance. After such Shares or accounts are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously reported Shares or accounts increases by more than EUR 20,000 (for each type of asset category) as of each subsequent December 31, or if Participant sells Shares or cancels bank accounts that were previously reported. UNITED KINGDOM Terms and Conditions Responsibility for Taxes. The following provision supplements Section 2 of this Addendum. 6732632-v4\GESDMS #95867198v2

Participant agrees to be liable for any Tax-Related Items and hereby covenants to pay any such Tax-Related Items, as and when requested by the Company, the Service Recipient or by Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax or relevant authority). Participant also agrees to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax or relevant authority) on Participant’s behalf. Notwithstanding the foregoing, if Participant is a director or executive officer (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply. In such case, if the amount of any income tax due is not collected from or paid by Participant within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute an additional benefit to Participant on which additional income tax and National Insurance Contributions (“NICs”) may be payable. Participant acknowledges that the Company or the Service Recipient may recover any such additional income tax and employee NICs at any time thereafter by any of the means referred to in this Agreement. However, Participant is primarily responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime. NICs Joint Election. As a condition of participation in the Plan and the exercise of the Options, Participant agrees to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Employer in connection with the Options and any event giving rise to Tax-Related Items (the “Employer NICs”). Without limitation to the foregoing, Participant agrees to execute a joint election with the Company, the form of such joint election being formally approved by HMRC (the “Joint Election”), and any other required consent or election. Participant further agrees to execute such other joint elections as may be required between Participant and any successor to the Company and/or the Employer. Participant further agrees that the Company and/or the Employer may collect the Employer NICs from Participant by any of the means set forth in Section 2 of this Addendum. Participant must enter into the Joint Election attached to this Addendum concurrent with the execution of the Agreement. If Participant does not enter into a Joint Election prior to the exercise of the Options or if approval of the Joint Election has been withdrawn by HMRC, the Options shall become null and void without any liability to the Company and/or the Employer. Section 431 Election. As a condition of Participant’s participation in the Plan and the exercise of the Option, Participant agrees that, jointly with the Participant’s employer, Participant shall enter into the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Section 423 and 424 of ITEPA 2003), and that Participant will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the exercise of the Option as if such Shares were not Restricted Securities (for U.K. tax purposes only). Participant must enter into the form of 431 election attached to this Addendum concurrent with the acceptance of the Agreement. 6732632-v4\GESDMS #95867198v2

Notifications Non-tax Advantaged Option. The Option is a non-tax favored option for U.K. tax purposes. 6732632-v4\GESDMS #95867198v2

NICs JOINT ELECTION FOR U.K. PARTICIPANTS Important Note on the Election to Transfer Employer NICs If Participant is liable for NICs in the UK in connection with your participation in the Plan, Participant is required to enter into an election to transfer to you any liability for employer’s NICs that may arise in connection with Participant’s participation in the Plan. By accepting the Option (whether by signing the Agreement or by clicking on the “ACCEPT”) box as part of the Company’s online acceptance procedures) or by separately accepting the Election (whether in hard copy or by clicking on the “ACCEPT” box) indicates Participant’s acceptance to transfer Employer NICs. Participant should read this important note and the Election in their entirety before accepting the Agreement and the Election. Participant should print and keep a copy of the Election for his or her records. By entering into the Election: ● Participant agrees that any employer’s NICs liability that may arise in connection with Participant’s participation in the Plan will be transferred to Participant; ● Participant authorizes his or her employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from Participant’s salary or other payments due or the sale of sufficient shares acquired pursuant to the Option; and ● Participant acknowledges that the Company or Participant’s employer may require Participant to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election even if Participant has accepted the Agreement or the Joint Election through the Company's electronic acceptance procedure. 6732632-v4\GESDMS #95867198v2

(UK Employees) Election to Transfer the Employer’s National Insurance Liability to the Employee This Election is between: A. The individual who has obtained authorized access to this Election (the “Employee”) who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive options (the “Awards”) pursuant to the terms and conditions of the Remitly Global, Inc. 2021 Equity Incentive Plan (the “Plan”), and B. Remitly Global, Inc., with headquarters in the United States of America (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer. 1. Purpose of Election 1.1 This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan. 1.2 In this Election, the following words and phrases have the following meanings: (a) “ITEPA” means the Income Tax (Earnings and Pensions) Act 2003. (b) “Relevant Employment Income” from Awards on which employer’s National Insurance Contributions become due is defined as: (i) an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events); (ii) an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or (iii) any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation: (A) the acquisition of securities pursuant to Awards (within the meaning of section 477(3)(a) of ITEPA); (B) the assignment (if applicable) or release of the Awards in return for consideration (within the meaning of section 477(3)(b) of ITEPA); (C) the receipt of a benefit in connection with the Awards other than a benefit within (A) or (B) above (within section 477(3)(c) of ITEPA). (c) “SSCBA” means the Social Security Contributions and Benefits Act 1992. (d) “Taxable Event” means any event giving rise to Relevant Employment Income. 6732632-v4\GESDMS #95867198v2

1.3 This Election relates to the employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA. 1.4 This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992. 1.5 This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value). 2. The Election The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that, by electronically accepting the Award or by separately signing or electronically accepting this Election, as applicable, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to the SSCBA. 3. Payment of the Employer’s Liability 3.1 The Employee hereby authorizes the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event: (i) by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or (ii) directly from the Employee by payment in cash or cleared funds; and/or (iii) by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or (iv) by any other means specified in the applicable award agreement. 3.2 The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee in respect of the Awards until full payment of the Employer’s Liability is received. 3.3 The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue & Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Taxable Event occurs (or within 17 days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically). 4. Duration of Election 4.1 The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due. 4.2 Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement. 6732632-v4\GESDMS #95867198v2

This Election will continue in effect in respect of any awards which replace the Awards in circumstances where section 483 of ITEPA applies. 4.3 This Election will continue in effect until the earliest of the following: (i) the Employee and the Company agree in writing that it should cease to have effect; (ii) on the date the Company serves written notice on the Employee terminating its effect; (iii) on the date HM Revenue & Customs withdraws approval of this Election; or (iv) after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms. 4.4 This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer. [Electronic Acceptance/Signature page follows] 6732632-v4\GESDMS #95867198v2

Acceptance by the Employee The Employee acknowledges that, by signing this Election (including by electronic signature / acceptance process) or by accepting the Awards (including by electronic signature / acceptance process if made available by the Company), the Employee agrees to be bound by the terms of this Election. ……………………………………….. …./…./………. Signature (Employee) Date Acceptance by the Company The Company acknowledges that, by signing this Election (including by electronic signature / acceptance process) or arranging for the scanned signature of an authorized representative to appear on this Election, the Company agrees to be bound by the terms of this Election. Signature for and on behalf of the Company Position ____________________ Date ____________________ 6732632-v4\GESDMS #95867198v2

SCHEDULE OF EMPLOYER COMPANIES The following are employer companies to which this Election may apply: Name of Company: Remitly U.K., Ltd Registered Office: Company Registration Number: 09896841 Corporation Tax Reference: PAYE Reference: 6732632-v4\GESDMS #95867198v2

SECTION 431 ELECTION FOR U.K. PARTICIPANTS Important Note on the Section 431 Election By accepting the Option (whether by signing the Agreement or by clicking on the “ACCEPT”) box as part of the Company’s online acceptance procedures) or by separately accepting the Section 431 Election (whether in hard copy or by clicking on the “ACCEPT” box) Participant is indicating Participant’s acceptance to treat the Shares as “restricted securities” for UK tax purposes. Participant should read this important note and the Section 431 Election in their entirety before accepting the Agreement and the Section 431 Election. Participant should print and keep a copy of the Section 431 Election for his or her records. By accepting the Agreement and the Section 431 Election, Participant is agreeing that Participant will be subject to income tax and NICs on the full spread at exercise of the Option based on the full unrestricted market value of the Shares Participant acquires pursuant to the exercise of the Option. 6732632-v4\GESDMS #95867198v2

(UK Employees) Section 431 Joint Election Form Joint Election under s431 ITEPA 2003 for full disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003 One Part Election 1. Between The individual who has obtained authorized access to this this joint election under s431 ITEPA 2003 (the “Employee”) and the Company (who is the Employee’s employer) Remitly U.K., Ltd. of Company Registration Number 09896841 2. Purpose of Election This joint election is made pursuant to section 431(1) Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired. The effect of an election under section 431(1) is that, for the purposes of income tax and National Insurance contributions (“NICs”), the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. Additional income tax will be payable as a result of this election (with PAYE withholding and NICs being applicable where the securities are Readily Convertible Assets). Should the value of the securities fall following the acquisition, it is possible that income tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the income tax/NICs due by reason of this election. Should this be the case, there is no income tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner. 3. Application This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to: Number of securities All securities Description of securities Common Stock Name of issuer of securities Remitly Global, Inc. To be acquired by the Employee on or after the date of this Election under the terms of the Remitly Global, Inc. 2021 Equity Incentive Plan. 6732632-v4\GESDMS #95867198v2

4. Extent of Application This election disapplies S.431(1) ITEPA: All restrictions attaching to the securities. 5. Declaration This election will become irrevocable upon the later of its signing (or electronic acceptance) and the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies. The Employee acknowledges that, by signing or electronically accepting this election, the Employee agrees to be bound by the terms of this election. ……………………………………….. ….….………. Signature (Employee) Date The Company acknowledges that, by signing this election or arranging for the scanned signature of an authorized representative to appear on this election, the Company agrees to be bound by the terms of this election. ….….………. Signature (for and on behalf of the Company) Date Position in company Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition. 6732632-v4\GESDMS #95867198v2

Exhibit A- FORM OF STOCK OPTION STANDARD EXERCISE AGREEMENT 6732632-v4\GESDMS #95867198v2

GLOBAL NOTICE OF RESTRICTED STOCK UNIT AWARD REMITLY GLOBAL, INC. 2021 EQUITY INCENTIVE PLAN You (the “Participant”) have been granted an award of Restricted Stock Units (“RSUs”) under the Remitly Global, Inc. (the “Company”) 2021 Equity Incentive Plan (the “Plan”), subject to the terms and conditions of the Plan, this Global Notice of Restricted Stock Unit Award (the “Notice”) and the attached Global Restricted Stock Unit Award Agreement, including any applicable country-specific provisions in the appendix attached thereto (the “Appendix” and collectively, with the Global Restricted Stock Unit Award Agreement, the “Agreement”). Unless otherwise defined herein, the terms defined in the Plan will have the same meanings in this Notice and the electronic representation of this Notice established and maintained by the Company or a third party designated by the Company. Name: ###PARTICIPANT_NAME### Address: ###HOME_ADDRESS### Grant Number: ###EMPLOYEE_GRANT_NUMBER### Number of RSUs: ###TOTAL_AWARDS### Date of Grant: ###GRANT_DATE### Vesting Commencement Date: ###CF_EE_GRANT_VCD Different from QVD for RSUs### First Quarterly Vesting Date Following VCD: ###ALTERNATIVE_VEST_BASE_DATE### Expiration Date: This RSU expires earlier if Participant’s Service terminates earlier, as described in the Agreement. Vesting Schedule: Subject to the limitations set forth in this Notice, the Plan, and the Agreement, the RSUs will vest in accordance with the following schedule: ###VEST_SCHEDULE_DESCRIPTION### By accepting the RSUs (whether in writing, electronically, or otherwise), Participant acknowledges and agrees to the following: 1) Participant understands that Participant’s Service is for an unspecified duration, can be terminated at any time, except where otherwise prohibited by applicable law, and that nothing in this Notice, the Agreement, or the Plan changes the nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice is subject to Participant’s continuing Service. To the extent permitted by applicable law, Participant agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Participant’s Service status changes between full- and part-time and/or in the event Participant is on a leave of absence, in accordance with Company policies relating to work schedules and vesting of Awards or as determined by the Committee. 2) This grant is made under and governed by the Plan, the Agreement, and this Notice, and this Notice is subject to the terms and conditions of the Agreement and the Plan, both of which are incorporated herein by reference. Participant has read the Notice, the Agreement, and the Plan. 3) Participant has read the Company’s Insider Trading Policy, and agrees to comply with such policy, as it may be amended from time to time, whenever Participant acquires or disposes of the Company’s securities. 4) By accepting the RSUs (the acceptance of which may be done electronically), Participant consents to electronic delivery and participation as set forth in the Agreement. #95843005v2

You do not have to accept the RSUs. If you wish to decline your RSU award, you should promptly notify Remitly Global, Inc. of your decision at stockadmin@remitly.com. If you do not provide such notification by the last day of the calendar month prior to the first vesting date (as described in the Vesting Schedule above), you will be deemed to have accepted your RSUs on the terms and conditions set forth herein. REMITLY GLOBAL, INC. PARTICIPANT By: ###ACCEPTANCE_DATE### Matthew B. Oppenheimer, President ###PARTICIPANT_NAME### #95843005v2

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT REMITLY GLOBAL, INC. 2021 EQUITY INCENTIVE PLAN Unless otherwise defined in this Global Restricted Stock Unit Award Agreement (this “Agreement”), any capitalized terms used herein will have the same meaning ascribed to them in the Remitly Global, Inc. 2021 Equity Incentive Plan (the “Plan”). Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions, and conditions of the Plan, the Global Notice of Restricted Stock Unit Award (the “Notice”), and this Agreement, including any applicable country specific provisions in the appendix attached hereto (the “Appendix”), which constitutes part of this Agreement. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of the Notice or this Agreement, the terms and conditions of the Plan will prevail. 1. Settlement. Settlement of RSUs shall be made in the same calendar year as the applicable date of vesting under the vesting schedule set forth in the Notice or as provided in this Agreement; provided, however, that if a vesting date occurs in December, then settlement of any RSUs that vest in December shall be made within 30 days of vesting. Settlement of RSUs shall be in Shares. Settlement means the delivery to Participant of the Shares vested under the RSUs. No fractional RSUs or rights for fractional Shares will be created pursuant to this Agreement. 2. No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant will have no ownership of the Shares allocated to the RSUs and will have no rights to dividends or to vote such Shares. 3. Dividend Equivalents. Dividend equivalents, if any (whether in cash or Shares), will not be credited to Participant, except as permitted by the Committee. 4. Non-Transferability of RSUs. The RSUs and any interest therein will not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of in any manner other than by will or by the laws of descent or distribution or court order or unless otherwise permitted by the Committee on a case-by-case basis. 5. Termination; Leave of Absence; Change in Status. If Participant’s Service terminates for any reason other than the Participant’s death, all unvested RSUs will be forfeited to the Company immediately, and all rights of Participant to such RSUs automatically terminate without payment of any consideration to Participant. Participant’s Service will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any) as of the date Participant is no longer actively providing services and Participant’s Service will not be extended by any notice period mandated under local laws (e.g., Service would not include a period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any). In the event of the Participant’s death, with respect to any then unvested RSUs, the portion of such RSUs that is then unvested but would have vested within the twelve (12) month period following such death but for Participant’s termination of Service, will accelerate and vest in full. Participant acknowledges and agrees that the Vesting Schedule may change prospectively in the event Participant’s service status changes between full- and part-time status and/or in the event Participant is on an approved leave of absence in accordance the Company’s policies relating to work schedules and vesting of awards or as determined by the Committee. Participant acknowledges that the vesting of the RSUs pursuant to this Notice and Agreement is subject to Participant’s continued Service, other than if the Participant dies. In case of any dispute as to whether and when a termination of Service has occurred, the Committee will have sole discretion to determine whether #95843005v2 such termination of Service has occurred and the effective date of such termination (including whether Participant may still be considered to be actively providing Services while on an approved leave of absence). 6. Taxes. (a) Responsibility for Taxes. To the extent permitted by applicable law, Participant acknowledges that, regardless of any action taken by the Company or, if different, a Parent, Subsidiary or Affiliate employing or retaining Participant (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient, if any. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs and the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or dividend equivalents, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. PARTICIPANT SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH PARTICIPANT RESIDES OR IS SUBJECT TO TAXATION. (b) Withholding. Prior to any relevant taxable or tax withholding event, to the extent permitted by applicable law and as applicable, Participant agrees to make arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any withholding obligations for Tax-Related Items by one or a combination of the following: (i) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient; or (ii) withholding from proceeds of the sale of Shares acquired upon settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization and without further consent); (iii) withholding Shares to be issued upon settlement of the RSUs, provided the Company only withholds the number of Shares necessary to satisfy no more than the maximum applicable statutory withholding amounts; (iv) Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or (v) any other arrangement approved by the Committee and permitted under applicable law; all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the method of withholding shall be a mandatory sale (unless the Board or Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish an alternate method prior to the taxable or withholding event). #95843005v2

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory rate for Participant’s tax jurisdiction(s) in which case Participant will have no entitlement to the equivalent amount in Shares and may receive a refund of any over-withheld amount in cash or if not refunded, Participant may seek a refund from the local tax authorities. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Service Recipient. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of satisfying the withholding obligation for Tax-Related Items. Finally, Participant agrees to pay to the Company and/or the Service Recipient any amount of Tax-Related Items that the Company and/or the Service Recipient may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company has no obligation to deliver Shares or proceeds from the sale of Shares to Participant until Participant has satisfied the obligations in connection with the Tax-Related Items as described in this Section. 7. Nature of Grant. By accepting the RSUs, Participant acknowledges, understands and agrees that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the grant of the RSUs is exceptional, voluntary, and occasional, and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past; (c) all decisions with respect to future RSUs or other grants, if any, will be at the sole discretion of the Company; (d) Participant is voluntarily participating in the Plan; (e) the RSUs and Participant’s participation in the Plan will not create a right to employment or be interpreted as forming or amending an employment or service contract with the Company or the Service Recipient and will not interfere with the ability of the Company or the Service Recipient, as applicable, to terminate Participant’s employment or service relationship (if any); (f) the RSUs and the Shares subject to the RSUs, and the income from and value of same, are not intended to replace any pension rights or compensation; (g) the RSUs and the Shares subject to the RSUs, and the income from and value of same, are not part of normal or expected compensation for purposes of, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement, or welfare benefits or similar payments; (h) unless otherwise agreed with the Company in writing, the RSUs, and the Shares subject to the RSUs, and the income from and value of same, are not granted as consideration for, or in connection with, the Service Participant may provide as a director of a Parent, Subsidiary, or Affiliate; #95843005v2

(i) the future value of the underlying Shares is unknown, indeterminable, and cannot be predicted with certainty; (j) no claim or entitlement to compensation or damages will arise from forfeiture of the RSUs resulting from Participant’s termination of Service (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any); (k) unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Shares; and (l) neither the Company, the Service Recipient nor any Parent or Subsidiary or Affiliate will be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to Participant pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired upon settlement. 8. No Advice Regarding Grant. The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant acknowledges, understands and agrees he or she should consult with his or her own personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. 9. Language. Participant acknowledges that he or she is sufficiently proficient in the English language or has consulted with an advisor who is sufficiently proficient in English as to allow Participant to understand the terms and conditions of this Agreement and any other documents related to the Plan. Furthermore, if Participant has received this Agreement or any other document related to the RSU and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control. 10. Appendix. Notwithstanding any provisions in this Agreement, the RSUs will be subject to any additional or different terms and conditions set forth in any appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the additional or different terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement. 11. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 12. Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement, and the Plan (incorporated herein by reference). Participant: (a) acknowledges receipt of a copy of the Plan and the Plan prospectus, (b) represents that Participant has carefully read and is familiar with their provisions, and (c) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice. 13. Entire Agreement; Enforcement of Rights. This Agreement, the Plan, and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments, or negotiations #95843005v2 concerning the acquisition of the Shares hereunder are superseded. No adverse modification of or adverse amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the parties to this Agreement (which writing and signing may be electronic). The failure by either party to enforce any rights under this Agreement will not be construed as a waiver of any rights of such party. Notwithstanding the foregoing, if Participant is a U.S. taxpayer and is a party to any employment or severance agreement with the Company that provides for any additional or replacements terms with respect to this grant of RSUs, then the RSUs shall be subject to any additional terms and conditions set forth therein. 14. Compliance with Laws and Regulations. The issuance of Shares and the sale of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal, local and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Common Stock with any state, federal, or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company will have unilateral authority to amend the Plan and this Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this Agreement will be endorsed with appropriate legends, if any, determined by the Company. 15. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision will be excluded from this Agreement, (b) the balance of this Agreement will be interpreted as if such provision were so excluded and (c) the balance of this Agreement will be enforceable in accordance with its terms. 16. Governing Law and Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed, and interpreted in accordance with the laws of the State of Delaware, without giving effect to such state’s conflict of laws rules. Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Agreement, will be brought and heard exclusively in the state and federal courts in King County, Washington. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning, or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning, or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum. 17. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall create a right to employment or other Service or be interpreted as forming or amending an employment, service contract or relationship with the Company and this Agreement shall not affect in any manner whatsoever any right or power of the Company, or a Parent, Subsidiary or Affiliate, to terminate Participant’s Service, for any reason, with or without Cause. 18. Consent to Electronic Delivery of All Plan Documents and Disclosures. By Participant’s acceptance of the RSUs, Participant and the Company agree that the RSUs are granted under and governed by the terms and conditions of the Plan, the Notice, and this Agreement. Participant has reviewed the Plan, the Notice, and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel regarding the Plan, the Notice, and this Agreement, and fully understands all provisions of the Plan, the Notice, and this Agreement. Participant hereby agrees to accept as binding, conclusive, #95843005v2 and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice, and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address. By acceptance of the RSUs, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements), or other communications or information related to the RSUs and current or future participation in the Plan. Electronic delivery may include the delivery of a link to the Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail, or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service, or electronic mail to Stock Administration. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service, or electronic mail to Stock Administration. Finally, Participant understands that Participant is not required to consent to electronic delivery if local laws prohibit such consent. 19. Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, depending on Participant’s country of residence, the broker’s country, or the country in which the Shares are listed, Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect Participant’s ability to, directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of the Shares or rights to Shares (e.g., RSUs), or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdiction(s)). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before possessing the inside information. Furthermore, Participant may be prohibited from (i) disclosing the inside information to any third party, including fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions and understands that Participant should consult his or her personal legal advisor on such matters. In addition, Participant acknowledges that he or she read the Company’s Insider Trading Policy, and agrees to comply with such policy, as it may be amended from time to time, whenever Participant acquires or disposes of the Company’s securities. 20. Foreign Asset/Account Reporting Requirements. Participant acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect Participant’s ability to acquire or hold Shares or cash received from participating in the Plan (including from any dividends paid on Shares) in a brokerage or bank account outside Participant’s country. Participant may be required to report such accounts, assets, or related transactions to the tax or other authorities in Participant’s country. Participant may also be required to repatriate sale proceeds or other funds received as a result of Participant’s participation in the Plan to Participant’s country within a certain time after receipt. Participant acknowledges that it is Participant’s responsibility to comply with such regulations and that Participant should speak with a personal legal advisor on this matter. #95843005v2

21. Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment will not be made or commence until the earlier of (a) the expiration of the six (6) month period measured from Participant’s separation from service to the Service Recipient or the Company, or (b) the date of Participant’s death following such a separation from service; provided, however, that such deferral will only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment will be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. 22. Award Subject to Company Clawback or Recoupment. To the extent permitted by applicable law, the RSUs will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or the Committee, or required by law, during the term of Participant’s employment or other Service that is applicable to Participant. In addition to any other remedies available under such policy and applicable law, the Company may require the cancellation of Participant’s RSUs (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s RSUs. BY ACCEPTING THIS AWARD OF RSUS, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN. #95843005v2

APPENDIX REMITLY GLOBAL, INC. 2021 EQUITY INCENTIVE PLAN GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT COUNTRY SPECIFIC PROVISIONS FOR EMPLOYEES OUTSIDE THE U.S. Terms and Conditions This Appendix includes additional terms and conditions that govern the RSUs granted to Participant under the Plan if Participant resides and/or works in one of the countries below. This Appendix forms part of the Agreement. Any capitalized term used in this Appendix without definition will have the meaning ascribed to it in the Notice, the Agreement or the Plan, as applicable. If Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, or Participant transfers employment and/or residency between countries after the Date of Grant, the Company will, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to Participant under these circumstances. Notifications This Appendix also includes information relating to exchange control, securities laws, foreign asset/account reporting and other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control, foreign asset/account reporting and other laws in effect in the respective countries as of September 2021. Such laws are complex and change frequently. As a result, Participant should not rely on the information herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time that Participant vests in the RSUs, sells Shares acquired under the Plan or takes any other action in connection with the Plan. In addition, the information is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant should seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation. Finally, if Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working and/or residing, or Participant transfers employment and/or residency after the Date of Grant, the information contained herein may not apply to Participant in the same manner. #95843005v2

ALL PARTICIPANTS OUTSIDE OF THE UNITED STATES 1. Data Privacy. In order to participate in the Plan, Participant will need to review the information provided in this Section and, where applicable, declare consent to the processing and/or transfer of personal data as described herein. 1.1 Data Collection and Usage. The Company collects, processes and uses personal data about Participant, including but not limited to, Participant’s name, home address, email address and telephone number, date of birth, social insurance number, passport number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all RSUs or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, which the Company receives from Participant or the Service Recipient (“Personal Data”). In order for Participant to participate in the Plan, the Company will collect Personal Data for purposes of allocating Shares and implementing, administering and managing the Plan. If Participant is based in the United Kingdom, the EU or EEA, the Company’s legal basis for the processing of Personal Data is the necessity of the processing for the Company’s performance of its obligations under the Plan and, where applicable, the Company’s legitimate interest of complying with contractual or statutory obligations to which it is subject. If Participant is based in any other jurisdiction, the Company’s legal basis for the processing of Personal Data is Participant’s consent, as further described below. 1.2 Stock Plan Administration and Service Providers. The Company may transfer Personal Data to Morgan Stanley & Co LLC, UKD, Inc. and American Stock Transfer & Trust Company LLC (each a “Service Provider”), an independent service provider with operations, relevant to the Company, in the U.S., which is assisting the Company with the implementation, administration and management of the Plan. Service Provider may open an account for Participant to receive and trade Shares. Participant may be asked to acknowledge, or agree to, separate terms and data processing practices with Service Provider, with such agreement being a condition to the ability to participate in the Plan. 1.3 International Data Transfers. Personal Data will be transferred from Participant’s country to the U.S., where the Company and its service providers are based. Participant understands and acknowledges that the U.S. might have enacted data privacy laws that are less protective or otherwise different from those applicable in Participant’s country of residence. If Participant is based in the UK/EU/EEA, the onward transfer of Personal Data by the Company to Service Provider will be based on consent and/or applicable data protection laws. Participant may request a copy of such appropriate safeguards at privacy@remitly.com. If Participant is based in any other jurisdiction, the Company’s legal basis for the transfer of the Personal Data to the U.S. is Participant’s consent, as further described below. 1.4 Data Retention. The Company will use Personal Data only as long as necessary to implement, administer and manage Participant’s participation in the Plan or as required to comply with legal or regulatory obligations, including, without limitation, under tax and securities laws. When the Company no longer needs Personal Data for any of the above purposes, the Company will cease to use Personal Data for this purpose. If the Company keeps Personal Data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or #95843005v2 regulations (if Participant is in the UK/EU/EEA) and/or Participant’s consent (if Participant is outside the UK/EU/EEA). 1.5 Data Subject Rights. Participant understands that Participant may have a number of rights under data privacy laws in Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where Participant is based, such rights may include the right to (i) request access to, or copies of, Personal Data processed by the Company, (ii) rectification of incorrect Personal Data, (iii) deletion of Personal Data, (iv) restrictions on the processing of Personal Data, (v) object to the processing of Personal Data for legitimate interests, (vi) portability of Personal Data, (vii) lodge complaints with competent authorities in Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Personal Data. To receive clarification regarding these rights or to settlement these rights, Participant can contact privacy@remitly.com. 1.6 Necessary Disclosure of Personal Data. Participant understands that providing the Company with Personal Data is necessary for the performance of Participant’s participation in the Plan and that Participant’s refusal to provide Personal Data would make it impossible for the Company to perform its contractual obligations and may affect Participant’s ability to participate in the Plan. 1.7 Voluntariness and Consequences of Consent Denial or Withdrawal. If Participant is located in a jurisdiction outside the UK/EU/EEA, Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s Personal Data, as described above and in any other grant materials, by and among, as applicable, the Service Recipient, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s human resources representative. If Participant does not consent or later seeks to revoke Participant’s consent, Participant’s employment status or Service with the Service Recipient will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant the RSUs or other equity awards to Participant or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, Participant should contact Participant’s local human resources representative. #95843005v2

COUNTRY-SPECIFIC PROVISIONS CANADA Terms and Conditions Form of Delivery. Notwithstanding any discretion in Section 6.1 of the Plan or this Agreement, any RSUs that vest will be settled in whole Shares. Termination Date. The following provision replaces Section 5 of the Agreement. If Participant’s Service terminates for any reason, all unvested RSUs will be forfeited to the Company immediately, and all rights of Participant to such RSUs automatically terminate without payment of any consideration to Participant. For purposes of the RSUs, Participant’s Service will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid, unlawful or in breach of employment laws in the jurisdiction where Participant is employed or otherwise rendering services or the terms of Participant’s employment or other service agreement, if any) as of the date (the “Termination Date”) that is the earliest of: (a) the date Participant receives notice of termination of Service, (b) the date Participant’s Service is terminated, or (c) the date the Participant is no longer actively providing services to the Company, the Service Recipient or any other Parent, Subsidiary or Affiliate, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law). The Committee shall have the exclusive discretion to determine when the Termination Date occurs for purposes of the RSUs (including whether Participant may still be considered to be providing Service while on an approved leave of absence). If, notwithstanding the foregoing, applicable employment legislation explicitly requires continued vesting during a statutory notice period, Participant’s right to continue to vest in the RSUs, if any, will terminate effective as of the last day of Participant’s minimum statutory notice period, but Participant will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of Participant’s statutory notice period, nor will Participant be entitled to any compensation for lost vesting. The following terms and conditions apply to employees resident in Quebec: Language. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English. La Langue. Les parties reconnaissent avoir exigé la rédaction en anglais de cette convention (« Agreement »), ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention. Data Privacy. The following provision supplements the Data Privacy provisions in the Appendix: Participant hereby authorizes the Company and the Company’s representatives, including the broker(s) designated by the Company, to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved with the administration of the Plan. Participant further authorizes the Company, the Service Recipient and any Parent, Subsidiary or Affiliate to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in Participant’s file. Notifications #95843005v2

Securities Law Information. Participant understands that Participant is not permitted to sell or otherwise dispose of the Shares acquired under the Plan in Canada. Participant will only be permitted to sell or dispose of any Shares if such sale or disposal takes place outside of Canada through the facilities of the exchange on which the Shares are then listed. Foreign Asset/Account Reporting Information. Specified foreign property, including Shares and certain awards granted under the Plan, must be reported on Form T1135 (Foreign Income Verification Statement) if the total cost of such foreign property exceeds CAD 100,000 at any time during the year. If the CAD 100,000 cost threshold is exceeded by other specified foreign property held, the RSUs must be reported as well, generally at a nil cost. When Shares are acquired, their cost is generally the adjust cost base (“ACB”) of the Shares. The ACB ordinarily would equal the fair market value of the Shares at the time of acquisition, but if Participant owns other shares of the Company, this ACB may have to be averaged with the ACB of the other shares. The Form T1135 must be filed by April 30 of the following year. Participant should consult with a personal advisor to ensure that Participant complies with the applicable requirements. FRANCE Terms and Conditions Language Consent. By accepting the grant, Participant confirms having read and understood the Plan and Agreement which were provided in the English language. Participant accepts the terms of these documents accordingly. Consentement Relatif à la Langue Utilisée. En acceptant l’attribution, le Participante confirme avoir lu et compris le Plan et le Contrat, qui ont été communiqués en langue anglaise. Le Participante accepte les termes de ces documents en connaissance de cause. Notifications Non-qualified RSUs. The RSUs are not intended to qualify for special tax or social security treatment in France. Foreign Asset/Account Reporting Information. If Participant maintains a foreign bank account or holds Shares outside of France, Participant is required to report such to the French tax authorities when filing Participant’s annual tax return. GERMANY Notifications Exchange Control Information. Cross-border payments in excess of EUR 12,500 must be reported monthly to the German Federal Bank. If Participant receives or makes a payment in excess of this amount, Participant is responsible for electronically reporting to the German Federal Bank by the fifth day of the month following the month in which the payment occurs. The form of report (Allgemeines Meldeportal Statistik) can be accessed via the German Federal Bank’s website (www.bundesbank.de) and is available in both German and English. Foreign Asset/Account Reporting Information. If the acquisition of Shares under the Plan leads to a so-called qualified participation at any point during the calendar year, Participant will need to report the acquisition when Participant files Participant’s tax return for the relevant year. A qualified participation is #95843005v2 attained if (i) Participant owns at least 1% of the Company and the value of the Shares acquired exceeds EUR 150,000 or (ii) Participant holds Shares exceeding 10% of the Company’s total Common Stock. HONG KONG Terms and Conditions Restriction on Sale of Shares. Participant agrees not to sell any Shares that are issued under the Plan prior to the six-month anniversary of the Date of Grant. Form of Delivery. Notwithstanding any discretion in Section 6.1 of the Plan or this Agreement, any RSUs that vest will be settled in whole shares. Notifications Securities Law Information. WARNING: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. Participant is advised to exercise caution in relation to the grant. If Participant has any questions regarding the contents of the Agreement or the Plan, Participant should obtain independent professional advice. Neither the grant of the RSUs nor the issuance of Shares upon vesting of the RSUs constitutes a public offering of securities under Hong Kong law and is available only to eligible employees and other service providers of the Company, its Parent, Subsidiaries or Affiliates. This Agreement, the Plan and other incidental communication materials distributed in connection with the RSUs (i) have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong and (ii), are intended only for the personal use of each eligible employee or other service provider of the Company, its Parent, Subsidiaries or Affiliates and may not be distributed to any other person. INDIA Notifications Exchange Control Information. Participant is required to repatriate the cash proceeds received upon the sale of Shares and receipt of any cash dividends and convert such proceeds into local currency within specific timeframes as required under applicable regulations. Participant is also required to retain the foreign inward remittance certificate as evidence of repatriation. As exchange control regulations can change frequently and without notice, Participant should consult with his or her personal tax or legal advisor before selling Shares to ensure compliance with current obligations. Foreign Asset/Account Reporting Information. Participant is required to declare Participant’s foreign bank accounts and any foreign financial assets (including Shares held outside of India) in Participant’s annual tax return. As the reporting rules are stringent, Participant should consult with his or her personal tax or legal advisor regarding this reporting obligation. IRELAND Notifications Director Notification Obligation. If Participant is a director, shadow director or secretary of an Irish Subsidiary, Participant must notify the Irish Subsidiary in writing when receiving or disposing of an interest in the Company (e.g., RSUs, Shares, etc.), or becoming aware of the event giving rise to the #95843005v2 notification requirement, or becoming a director, shadow director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or minor child (whose interests will be attributed to the director, shadow director or secretary, as the case may be). The above notification requirement will not apply where RSUs or Shares (or interests in RSUs or Shares) held by a director, shadow director or secretary (and their spouse and children) are in aggregate one percent (1%) or less in the share capital of the Company, or where the RSUs or Shares do not carry a right to vote at general meetings (save a right to vote in specified circumstances), as de minimis interests are exempt. JAPAN Notifications Exchange Control Information. If Participant acquires Shares valued at more than JPY 100 million in a single transaction, Participant must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days after the acquisition of the Shares. Participant should consult with his or her personal tax advisor to determine Participant’s reporting obligations. Foreign Asset/Account Reporting Information. If Participant holds foreign assets (including Shares acquired under the Plan) with a total net fair market value exceeding JPY 50 million as of December 31 of each year, Participant is required to report such assets to the Tax Office by March 15 of the following year. Participant should consult with his or her personal tax advisor to determine Participant’s reporting obligations. NICARAGUA There are no country-specific provisions. PHILIPPINES Terms and Conditions Settlement Conditioned on Satisfaction of Regulatory Obligations. Vesting/settlement of the RSUs is conditioned upon the Company determining that an exemption exists or the Company securing and maintaining all necessary approvals from the Philippines Securities and Exchange Commission to permit the operation of the Plan in the Philippines, as determined by the Company in its sole discretion. If or to the extent the Company is unable to determine that a satisfactory exemption applies or the Company is unable to secure and maintain all necessary approvals, no Shares subject to the RSUs for which an exemption cannot be obtained or a registration cannot be completed or maintained shall be issued. In this case, the Company retains the discretion to settle any RSUs in cash in an amount equal to the fair market value of the Shares subject to the RSUs less any Tax-Related Items. Notifications Securities Law Information. The risks of participating in the Plan include (without limitation), the risk of fluctuation in the price of the Shares and the risk of currency fluctuations between the U.S. Dollar and Participant’s local currency. The value of any Shares Participant may acquire under the Plan may decrease below the value of the Shares at settlement (on which Participant is required to pay taxes) and fluctuations in foreign exchange rates between Participant’s local currency and the U.S. Dollar may affect #95843005v2 the value of any amounts due to Participant pursuant to the subsequent sale of any Shares acquired upon settlement of the RSUs. The Company is not making any representations, projections or assurances about the value of the Shares now or in the future. Participant is permitted to sell Shares acquired under the Plan through a designated Plan broker appointed by the Company, if any, (or such other broker to whom Participant may transfer the Shares), provided that such sale takes place outside of the Philippines. POLAND Notifications Exchange Control Information. If Participant holds Shares acquired under the Plan and/or maintains a bank account abroad and the aggregate value of shares and cash held in such foreign account exceeds PLN 7 million, Participant must file reports on the transactions and balances of the accounts on a quarterly basis to the National Bank of Poland. If Participant transfers funds exceeding EUR 15,000 in a single transaction, Participant is required to do so through a bank account in Poland. Participant is required to retain all documents connected with foreign exchange transactions for a period of five (5) years, calculated from the end of the year when the foreign exchange transactions were made. Participant should consult with his or her personal legal advisor to determine Participant’s remittance responsibilities. SINGAPORE Terms and Conditions Restriction on Sale of Shares of Common Stock. To the extent the RSUs vest within six months of the Date of Grant, Participant may not dispose of the Shares acquired pursuant to the settlement of the RSUs, or otherwise offer the Shares in Singapore, prior to the six-month anniversary of the Date of Grant, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”) and in accordance with the conditions of any other applicable provision of the SFA. Notifications Securities Law Information. The grant of the RSUs is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA, is exempt from the prospectus and registration requirements under the SFA and is not made with a view to the RSUs or the underlying Shares being subsequently offered for sale to any other party. The Plan has not been, and will not be, lodged or registered as a prospectus with the Monetary Authority of Singapore. Director Notification Obligation. If Participant is a director, associate director or shadow director of a Singapore Subsidiary, Participant must notify the Singapore Subsidiary in writing of an interest (e.g., RSUs, Shares, etc.) in the Company or any related entity within two business days of (i) acquiring or disposing of such interest, (ii) any change in a previously disclosed interest (e.g., sale of Shares), or (iii) becoming a director, associate director or shadow director. SPAIN Terms and Conditions Nature of Grant. The following provision supplements Section 7 of the Agreement: #95843005v2

In accepting the RSUs, Participant consents to participate in the Plan and acknowledges having received and read a copy of the Plan. Participant understands that the Company has unilaterally, gratuitously and in its sole discretion decided to grant the RSUs under the Plan to individuals who may be employees or service providers of the Company or a Subsidiary throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or any Subsidiary over and above the specific terms of the Plan and the Agreement. Consequently, Participant understands that the RSUs are granted on the assumption and condition that such RSUs and any Shares acquired upon settlement of the RSUs shall not become a part of any employment contract (either with the Company or any Subsidiary) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, Participant understands that the RSUs would not be granted but for the assumptions and conditions referred to above; thus, Participant acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of the RSUs shall be null and void. Further, the grant of the RSUs is expressly conditioned on Participant’s continued and active Service, such that if Participant’s Service terminates for any reason whatsoever, the RSUs ceases vesting immediately, effective on the termination date. This will be the case, for example, even if (a) Participant is considered to be unfairly dismissed without good cause (i.e., subject to a “despido improcedente”); (b) Participant is dismissed for disciplinary or objective reasons or due to a collective dismissal; (c) Participant terminates his or her Service due to a change of work location, duties or any other employment or contractual condition; (d) Participant terminates Service due to a unilateral breach of contract by the Company or the Service Recipient; or (e) Participant’s Service terminates for any other reason whatsoever. Consequently, upon termination of Participant’s Service for any of the above reasons, Participant automatically loses any rights to the RSUs that have not vested on the termination date, as described in the Agreement and the Plan. Notifications Securities Law Information. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the offer of the RSUs. The Agreement has not been nor will be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus. Exchange Control Information. Participant is required to electronically declare to the Bank of Spain any security accounts (including brokerage accounts held abroad), as well as the securities (including Shares acquired under the Plan) held in such accounts if the value of the transactions for all such accounts during the prior year or the balances of such accounts as of December 31 of the prior year exceeds EUR 1 million. Different thresholds and deadlines to file this declaration apply. However, if neither such transactions during the immediately preceding year nor the balances / positions as of December 31 exceed EUR 1 million, no such declaration must be filed unless expressly required by the Bank of Spain. If any of such thresholds were exceeded during the current year, Participant may be required to file the relevant declaration corresponding to the prior year, however, a summarized form of declaration may be available. Additionally, the acquisition of Shares under the Plan must be declared for statistical purposes to the Direccion General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy, Industry and Competitiveness. Generally, the declaration must be filed in January for shares (and any other securities) owned as of December 31 of each year; however, if the value of the Shares acquired or the amount of the sale proceeds Participant realizes from the sale of Shares exceeds a certain threshold, the declaration must be filed within one month of the acquisition or sale, as applicable. #95843005v2

Foreign Asset/Account Reporting Information. To the extent Participant holds Shares or has bank accounts outside of Spain with a value in excess of EUR 50,000 (for each type of asset category) as of December 31, Participant will be required to report information on such assets on his or her tax return Form 720 for such year with severe penalties in the event of non-compliance. After such Shares or accounts are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously reported Shares or accounts increases by more than EUR 20,000 (for each type of asset category) as of each subsequent December 31, or if Participant sells Shares or closes bank accounts that were previously reported. UNITED ARAB EMIRATES Notifications Securities Law Information. The Plan is only being offered to qualified employees of the Company and is in the nature of providing equity incentives to employees of the Company’s Subsidiary residing or working in the United Arab Emirates. The Plan and the Agreement are intended for distribution only to such employees and must not be delivered to, or relied on by, any other person. Participant should conduct his or her own due diligence regarding the RSUs. If Participant does not understand the contents of the Plan and/or the Agreement, Participant should consult an authorized financial adviser. The Emirates Securities and Commodities Authority and the Dubai Financial Services Authority have no responsibility for reviewing or verifying any documents in connection with the Plan. Further, the Ministry of Economy and the Dubai Department of Economic Development have not approved the Plan or Agreement nor taken steps to verify the information set out therein, and have not responsibility for such documents. UNITED KINGDOM Terms and Conditions Issuance of Shares. The following provision supplements Section 1 of the Agreement: Notwithstanding any discretion in Section 6.1 of the Plan, RSUs shall be settled only in Shares. Responsibility for Taxes. The following provision supplements Section 6 of the Agreement. Participant agrees to be liable for any Tax-Related Items and hereby covenants to pay any such Tax-Related Items, as and when requested by the Company, the Service Recipient or by Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax or relevant authority). Participant also agrees to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax or relevant authority) on Participant’s behalf. Notwithstanding the foregoing, if Participant is a director or executive officer (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply. In such case, if the amount of any income tax due is not collected from or paid by Participant within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute an additional benefit to Participant on which additional income tax and National Insurance Contributions (“NICs”) may be payable. Participant acknowledges that the Company or the Service Recipient may recover any such additional income tax and employee NICs at any time thereafter by any of the means referred to in this Agreement. However, Participant is primarily responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime. #95843005v2

NICs Joint Election. If Participant is a resident of or works in the United Kingdom at any time between the Date of Grant and the vesting of the Restricted Stock Units, as a condition of participation in the Plan and the settlement of the RSUs, Participant shall agree to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Service Recipient in connection with the RSUs and any event giving rise to Tax-Related Items (the “Employer NICs”) and Participant hereby agrees to accept liability for the Employer NICs. Without limitation to the foregoing, Participant agrees to execute a joint election with the Company, the form of such joint election being formally approved by HMRC (the “Joint Election”), and any other required consent or election. Participant further agrees to execute such other joint elections as may be required between Participant and any successor to the Company and/or the Service Recipient. Participant further agrees that the Company and/or the Service Recipient may collect the Employer NICs from Participant by any of the means set forth in Section 6 of the Agreement. Participant must enter into the Joint Election attached to this Appendix concurrent with the acceptance of the Agreement or within any other timeframe requested by the Company. If Participant does not enter into a Joint Election prior to the settlement of the RSUs or if approval of the Joint Election has been withdrawn by HMRC, the RSUs shall become null and void without any liability to the Company and/or the Service Recipient, unless the Company determines otherwise. #95843005v2

NICs JOINT ELECTION FOR U.K. PARTICIPANTS Important Note on the Election to Transfer Employer NICs If Participant is liable for National Insurance Contributions (“NICs”) in the UK in connection with Participant’s participation in the Plan, Participant is required to enter into an election to transfer to Participant any liability for employer’s NICs that may arise in connection with Participant’s participation in the Plan. By accepting the RSUs (whether by signing the Agreement or by clicking on the “ACCEPT”) box as part of the Company’s online acceptance procedures) or by separately accepting the Election (whether in hard copy or by clicking on the “ACCEPT” box) Participant agrees to the transfer of the Employer NICs to Participant. Participant should read this important note and the Election in their entirety before accepting the Agreement and the Election. Participant should print and keep a copy of the Election for his or her records. By entering into the Election: ● Participant agrees that any employer’s NICs liability that may arise in connection with Participant’s participation in the Plan will be transferred to Participant; ● Participant authorizes his or her employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from Participant’s salary or other payments due or the sale of sufficient shares acquired pursuant to the RSUs or by any other method set out in the Agreement; and ● Participant acknowledges that the Company or Participant’s employer may require Participant to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election even if Participant has accepted the Agreement or the Joint Election through the Company’s electronic acceptance procedure. #95843005v2

(UK Employees) Election to Transfer the Employer’s National Insurance Liability to the Employee This Election is between: A. The individual who has obtained authorized access to this Election (the “Employee”) who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive options and/or restricted stock units (the “Awards”) pursuant to the terms and conditions of the Remitly Global, Inc. 2021 Equity Incentive Plan (the “Plan”), and B. Remitly Global, Inc., with headquarters in the United States of America (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer. 1. Purpose of Election 1.1 This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan. 1.2 In this Election, the following words and phrases have the following meanings: (a) “ITEPA” means the Income Tax (Earnings and Pensions) Act 2003. (b) “Relevant Employment Income” from Awards on which employer’s National Insurance Contributions become due is defined as: (i) an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events); (ii) an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or (iii) any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation: (A) the acquisition of securities pursuant to Awards (within the meaning of section 477(3)(a) of ITEPA); (B) the assignment (if applicable) or release of the Awards in return for consideration (within the meaning of section 477(3)(b) of ITEPA); (C) the receipt of a benefit in connection with the Awards other than a benefit within (A) or (B) above (within section 477(3)(c) of ITEPA). (c) “SSCBA” means the Social Security Contributions and Benefits Act 1992. (d) “Taxable Event” means any event giving rise to Relevant Employment Income. 1.3 This Election relates to the employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA. #95843005v2

1.4 This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992. 1.5 This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value). 2. The Election The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that, by accepting the Award (whether by signing the relevant award agreement or by clicking on the “ACCEPT”) box as part of the Company’s online acceptance procedures) or by separately accepting the Election (whether in hard copy or by clicking on the “ACCEPT” box), as applicable, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to the SSCBA. 3. Payment of the Employer’s Liability 3.1 The Employee hereby authorizes the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event: (i) by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or (ii) directly from the Employee by payment in cash or cleared funds; and/or (iii) by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or (iv) by any other means specified in the applicable award agreement. 3.2 The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities to the Employee in respect of the Awards until full payment of the Employer’s Liability is received. 3.3 The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue & Customs on behalf of the Employee within 14 days after the end of the UK tax month during which the Taxable Event occurs (or within 17 days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically). 4. Duration of Election 4.1 The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due. 4.2 Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and relevant award agreement. This Election will continue in effect in respect of any awards which replace the Awards in circumstances where section 483 of ITEPA applies. #95843005v2

4.3 This Election will continue in effect until the earliest of the following: (i) the Employee and the Company agree in writing that it should cease to have effect; (ii) on the date the Company serves written notice on the Employee terminating its effect; (iii) on the date HM Revenue & Customs withdraws approval of this Election; or (iv) after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms. 4.4 This Election will continue in force regardless of whether the Employee ceases to be an employee of the Employer. [Electronic Acceptance/Signature page follows] #95843005v2

Acceptance by the Employee The Employee acknowledges that, by accepting the Awards (whether by signing the relevant award agreement or by clicking on the “ACCEPT”) box as part of the Company’s online acceptance procedures) or by separately accepting the Election (whether in hard copy or by clicking on the “ACCEPT” box), the Employee agrees to be bound by the terms of this Election. ……………………………………….. …./…./………. Signature (Employee) Date Acceptance by the Company The Company acknowledges that, by signing this Election (including by electronic signature / acceptance process) or arranging for the scanned signature of an authorized representative to appear on this Election, the Company agrees to be bound by the terms of this Election. Signature for and on behalf of the Company Position Director Date ____________________ #95843005v2

SCHEDULE OF EMPLOYER COMPANIES The following are employer companies to which this Election may apply: Name of Company: Remitly U.K., Ltd Registered Office: 90 Whitfield Street, London, England, W1K 4EZ Company Registration Number: 09896841 Corporation Tax Reference: 2560219589 PAYE Reference: 120/EB37452 #95843005v2